SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (date of earliest event reported): May 5, 1997



                               IMN FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)


           Delaware                   0-28666               14-1702188
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 (State or Other Jurisdiction       (Commission            (IRS Employer
      of Incorporation)             File Number)           Identification
                                                               Number)


           520 Broad Hollow Road,  Melville, New York             11746
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            (Address of Principal Executive Offices)            (Zip Code)


       Registrant's telephone number, including area code: (516) 844-9805


                             NGT Enterprises, Inc.
          100 Garden City Plaza, Suite 200 Garden City, New York 11530
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          (Former Name or Former Address, if Changed Since Last Report


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     Item 1. Changes in Control of Registrant

     Pursuant to the acquisition agreement between the Registrant and IMN Equities, Inc., (the "Acquisition Agreement") Edward Capuano was appointed as a director and the former directors resigned as of the date of the Acquisition Agreement, May 5, 1997.

     In  addition,   the  shareholders  of  the  Registrant,   pursuant  to  the
Acquisition Agreement, exchanged four shares of common stock, $.0001 par value each, for one share of common stock, $.001 par value each.

     Subsequent to this reverse recapitalization, the Registrant issued an aggregate of 20,421,700 shares of common stock representing approximately 95% of the issued and outstanding shares of common stock to IMN Equities, Inc. in exchange for for all the capital stock of its subsidiary Donald Henig, Inc. and other additional assets specified in the Acquisition Agreement.

     Director
     --------
     Edward R. Capuano, Chief Executive Officer, President and Director of the Registrant serves as President of Donald Henig, Inc.. a wholly-owned subsidiary of the Registrant, a New York State licensed mortgage banker with 25 retail and two wholesale branches in eight states. He was previously employed as Senior Vice President of Barclays Bank PLC in charge of its North American Treasury Operation.

     Other Officers and Key Employees of the Regisrant
     -------------------------------------------------

     Edward Capuano, as sole director, appointed the following as officers or key employees of the Registrant:

     James Richmond, Executive Vice President, has more than 27 years experience in the mortgage banking industry. His professional designations include FNMA Underwriter, FHA Direct Endorser, Underwriter, and Veterans' Administration Automatic Approval Underwriter. He was President of the New Jersey Mortgage Bankers Association from 1994 to 1995.

     Jeffrey Skulsky, Director of New Jersey Banking Operations, served as operations head for the Northeast region of United Capital Mortgage Corp. He served as Vice President of Finance for Amfac Distribution Company which had three divisions and three hundred locations. In his years with Amfac, he negotiated and closed over one hundred mergers and acquisitions.

     Pargie Raiola, Senior Vice President, has over 30 years' experience in the mortgage and financial services industry, including service as Senior Lending Officer at Republic National Bank. He was instrumental in pioneering the "Personal Banking" concept at Irving Trust Company and was Vice President responsible for developing and implementing positive sales philosophies at Chemical Bank. In addition, he served on the Advisory Board of National Westminster Bank.

     Cindy L. Eisele, Chief Financial Officer and Treasurer, has been employed as Chief Financial Officer for Donald Henig, Inc. d/b/a Island Mortgage Network for one year. Previously, she served in various capacities at MidCoast Mortgage Corporation for eight years including Vice President and Controller.

     James Britton, Senior Vice President, has been a leader in the Mortgage Banking Industry for over twelve years as an originator, branch manager and regional manager. Mr. Britton has trained in excess of 100 loan officers, 15 of whom are currently branch or regional managers. Mr. Britton served as Director of Marketing for 1980 Winter Olympics.

                                     2
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     Gareth D. Keene, Esq., Vice President,  Secretary and General Counsel,  has
been involved with mortgage and other asset securitization as well as secondary mortgage investment products including CMO's, REMIC's and REIT'S since the early 1980's as an associate in the corporate real estate and structured finance department of the New York City law firm of Cadwalader, Wickersham & Taft. He joined PaineWebber, Inc. and built and managed a highly successful mortgage securitization trading desk until 1987. Thereafter, he became engaged in transactions in emerging markets with special emphasis on Latin America and securitization of assets and other transactions in these emerging countries. He is a graduate of the University of Pennsylvania Law School and a member of the New York and New Jersey Bars.

Item 2. Acqisition or Disposition of Assetse

     Pursuant to the Acquisition Agreement, the Registrant acquired all the capital stock of Donald Henig, Inc. ("DHI"), First Equities Commercial Corp., First Equities Service Corp., 235,294.11 shares in the Aristocrat Endeavor Fund (a publicly traded Burmuda mutual fund) and 100,000 shares of Wireless Mexicano, Inc.

     DHI is a licensed mortgage banker in eight states with 25 retail branch offices and two wholesale branch offices. Presently there are more than 200 full and part-time employees who along with its completely automated mortgage processing facility help expedite the large volume of loans originated on a daily basis. There are separate departments for each area of business each with its own managers, processors and underwriters. The various departments are "A" loans, Government and "B" and "C" credit loans. In early 1996 management decided to put into place plans of expansion by opening new branch offices and acquiring branch offices from other mortgage banks and mortgage brokers. DHI has successfully opened 23 branches, bringing the retail branch total to 25.

     DHI is presently licensed as a mortgage banker in New York, New Jersey, Connecticut, Florida, Missouri, Alaska, North Carolina, Pennsylvania and New Mexico. Management has targeted a number of additional states to apply for licenses. The branch network is now producing monthly originations in excess of $25 million and is growing rapidly as each of the new branches become established. It is company policy not to open up a branch unless an experienced branch manager is available for the particular location. Because of the method it has adopted for expansion, the cost of opening new branches and promoting them is reasonable. Each of the branches, when warranted, has its own processing unit with final underwriting and supervision by DHI management. All quality control is likewise performed by DHI management.

     First Equities Commercial Corp. is a mortgage banking firm which specializes in the financing of commercial properties on a national basis, and First Equities Service Corp. intends to sell mortgage life insurance utilizing the DHI's customer base.

     Item 7. Financial Statements and Exhibits

     1.  Pro-forma financial statements

     2.  Financial statements of Donald Henig, Inc. dated December 31, 1996

     3. Acquisition Agreement by and between NGT Enterprises, Inc. and IMN Equities, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                IMN FINANCIAL CORP.
                                          (Registrant)

                                By: s/Edward Capuano
                                    Edward Capuano,
                                     President and Principal
                                     Executive Officer and
                                     Principal Financial Officer

     Dated: May 13, 1997
                                       4
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